                        ALLSCRIPTS, INCALLSCRIPTS, INC.
                      TOUCHSCRIPT MASTER LICENSE AGREEMENT

     THIS TOUCHSCRIPT MASTER LICENSE AGREEMENT (the "AGREEMENT"), which includes all Schedules and Exhibits attached hereto, is made as of the Effective Date set forth below (the "EFFECTIVE DATE") by and between Allscripts, Inc., an Illinois corporation ("ALLSCRIPTS"), and the customer identified on the signature page hereof ("CUSTOMER").

     1.   SOFTWARE LICENSE.
          ----------------

          1.1 ALLSCRIPTS hereby grants, and CUSTOMER hereby accepts, on the terms and conditions contained herein, a non-transferable, non-exclusive and periodically renewable site license to use: 1) TouchScript Software, together with all upgrades and enhancements thereof supplied by ALLSCRIPTS, 2) associated databases and software products supplied by ALLSCRIPTS, except the Microsoft products licensed separately from Microsoft to CUSTOMER as discussed in Section
          1.2 and 3) all related materials supplied by ALLSCRIPTS (hereinafter collectively, the "PRODUCTS"). The rights granted in this Section 1.1 are referred to herein as the "SOFTWARE LICENSE". The Products, and all modifications, supplements, translations, updated works and compilations thereof, are trade secrets and the proprietary copyrighted property of ALLSCRIPTS or, in the case of the Microsoft products and certain databases, of either Microsoft or another third party, respectively, and title to the Products shall remain at all times with ALLSCRIPTS, Microsoft or the other third party as applicable. CUSTOMER shall not advertise nor use any names, symbols or trademarks of ALLSCRIPTS in any advertising in any manner without the prior written consent of ALLSCRIPTS. Upon termination of this Agreement, for any reason, CUSTOMER shall immediately discontinue the use and advertising of any name, symbol or trademark of ALLSCRIPTS. CUSTOMER SHALL NOT MODIFY, CHANGE, REVERSE ENGINEER, COPY ELECTRONICALLY OR IN ANY OTHER FORM, AND/OR TAMPER WITH THE PRODUCTS WITHOUT THE EXPRESS WRITTEN CONSENT OF ALLSCRIPTS.

          1.2 The Microsoft products contained or referenced in the accompanying Microsoft software packages or Microsoft license agreements have been integrated or pre-installed as part of the Allscripts solution. Each Microsoft product is subject to its respective Microsoft End User License Agreement contained in the accompanying software packages or license agreements with the exception that the Microsoft product functionality as integrated in the Allscripts solution may differ from a non-integrated Microsoft product and any issues concerning the functionality or performance of the Allscripts solution and the Microsoft products should be directed to Allscripts and not to Microsoft. If the accompanying Microsoft product software package is in the form of a "Microsoft License Pak," "Microsoft Multiple License Pak" or a "Microsoft Open License" (as opposed to a full packaged product), the right to make additional copies of the Microsoft product has already been exercised by Allscripts in integrating or pre-installing the Microsoft product in this solution. CUSTOMER, therefore, may not make additional copies of the product pursuant to the Microsoft License Pak, Microsoft Multiple License Pak or Microsoft Open License notwithstanding any license terms in such document.

     2.   EQUIPMENT.  CUSTOMER agrees to use the Products only on the equipment
          ---------
and at the location address(es) identified in the attached Schedule 1 (SCHEDULE
1) or on such other equipment as ALLSCRIPTS may agree to in writing (the "EQUIPMENT"). CUSTOMER hereby enters into the arrangement for Equipment identified by CUSTOMER in Section B of the attached Schedule 1. On or before the date on which ALLSCRIPTS is obligated to install the Products, CUSTOMER shall have installed (or made available) electrical power at the installation site sufficient to operate the Products. CUSTOMER also shall have obtained access to a telephone line at the site dedicated to the exclusive use of the modem for the Equipment. If the Products are to operate on a computer network, CUSTOMER is responsible for the cabling, hub and other equipment necessary to connect the computers. The cost of computer supplies (e.g., labels, paper and printer cartridges) and the installation of the electrical power, the dedicated telephone line and, if necessary, network cabling, hub and other necessary networking equipment will be borne solely by CUSTOMER.

     3.   SOFTWARE LICENSE FEES.  For the fees specified in Section A of the
          ---------------------
attached Schedule 1, CUSTOMER is entitled to receive new versions or updates of Products as ALLSCRIPTS makes them generally available. ALLSCRIPTS shall not be required to provide maintenance services for any Products that are not maintained by CUSTOMER to the latest version, or the version prior to the latest version. In addition, the fees specified in Section A of the attached Schedule 1 cover Allscripts services such as toll-free telephone support, periodic on-site support visits, database updates, automated inventory management, online pharmacy claims adjudication and ALLSCRIPTS purchase order processing as ALLSCRIPTS makes them generally available, but do not cover transaction-based charges, if any, levied by third parties in connection with CUSTOMER's use of the Products, which shall be the responsibility of CUSTOMER.

     4.   IMPLEMENTATION.  For the fees specified in Section C of the attached
          --------------
Schedule 1, CUSTOMER is entitled to receive payer contracting, prescribing studies by physician, formulary recommendations, retail pricing studies and process flow analysis as ALLSCRIPTS makes them generally available. ALLSCRIPTS will load the TouchScript Software on the equipment and will set up all database information supplied by CUSTOMER necessary to operate the Products. In addition, ALLSCRIPTS will provide of initial training on the use of the Products to personnel designated by CUSTOMER. At CUSTOMER'S request, ALLSCRIPTS will provide subsequent training or onsite support at its then current rates, plus expenses.

     5.   FEES AND PAYMENTS.  CUSTOMER shall pay to ALLSCRIPTS the fees
          -----------------
specified in the attached Schedule 1, due and payable 30 days from receipt of the applicable invoice. Invoices not paid on a timely basis shall be subject to a late charge of one and one-half percent (1 1/2%) per month or the maximum lawful rate, whichever is lower. CUSTOMER'S obligation to pay all fees due hereunder shall not be subject to any abatement, reduction, set-off, defense or counterclaim whatsoever. The fees specified in the attached Schedule 1 are exclusive of any federal, state or local excise, sales, use and similar taxes assessed or now or hereafter imposed with respect to the Products licensed, leased and sublicensed hereunder and the other services contemplated by this Agreement, and CUSTOMER agrees to pay to ALLSCRIPTS when due all such assessments and taxes.

     6.   PURCHASE OF PHARMACEUTICALS.  Nothing herein requires CUSTOMER to
          ---------------------------
purchase pharmaceutical products from ALLSCRIPTS or prohibits CUSTOMER from purchasing pharmaceutical products from any other source. CUSTOMER acknowledges, however, that various functionalities of the Products, including, but not limited to, the dispensing, labeling and inventory management functions, will not perform properly if used with any pharmaceutical products other than those repackaged and sold by ALLSCRIPTS.

     7.   CUSTOMER REPRESENTATIONS AND WARRANTIES.  CUSTOMER represents and
          ---------------------------------------
warrants that he/she has full right, power and authority to enter into this Agreement, and that he/she has the authority to bind, and will take all steps necessary to bind, all physicians employed by or providing services to the practice/clinic named herein to the terms of this Agreement.

     8.   INSURANCE.  CUSTOMER agrees to maintain general and professional
          ---------
liability coverage in such forms and amounts as required by applicable state or federal law. If requested, CUSTOMER agrees to provide ALLSCRIPTS with a copy of all professional liability insurance policies.

     9.   LIMITED WARRANTY.
          ----------------

          9.1. ALLSCRIPTS warrants that the TouchScript Software will conform, as to all substantial operational features, to ALLSCRIPTS' current published specifications when installed. The foregoing warranty made by ALLSCRIPTS will extend and be in effect only for the period that CUSTOMER is entitled to use the TouchScript Software and for which CUSTOMER shall have paid the fees specified in the attached Schedule 1.

          9.2. If CUSTOMER elects to purchase or lease the Equipment from ALLSCRIPTS, ALLSCRIPTS warrants that it has good title to the Equipment and, to the extent allowable, ALLSCRIPTS hereby assigns to CUSTOMER all of the Equipment manufacturer's warranties to ALLSCRIPTS with respect to the Equipment.

          9.3.   The CUSTOMER must notify ALLSCRIPTS in writing within thirty
          (30) days of the discovery of any defect in the TouchScript Software. If the TouchScript Software is found defective by ALLSCRIPTS, ALLSCRIPTS' sole obligation under the warranty contained herein is to use best efforts, consistent with industry standards, to remedy such defect or, at the option of ALLSCRIPTS, to terminate this Agreement and refund to CUSTOMER a pro-rata portion of the fees paid for the then current Term.

          9.4. THE ABOVE IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY ALLSCRIPTS WITH RESPECT TO THE PRODUCTS. ALLSCRIPTS DOES NOT MAKE, NOR DOES THE CUSTOMER RECEIVE, ANY OTHER WARRANTY, WHETHER EXPRESS OR IMPLIED, AND ALL WARRANTIES OF MERCHANTABILITY, OF FITNESS FOR A PARTICULAR PURPOSE, AND OF COMPATIBILITY OF THE DATABASES SUPPLIED HEREUNDER WITH CUSTOMER'S COMPUTER HARDWARE AND/OR SOFTWARE SYSTEM ARE EXPRESSLY EXCLUDED. ALLSCRIPTS SHALL HAVE NO LIABILITY WITH RESPECT TO ALLSCRIPTS' OBLIGATIONS UNDER THIS AGREEMENT FOR CONSEQUENTIAL, EXEMPLARY, OR INCIDENTAL DAMAGES, EVEN IF ALLSCRIPTS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES. THIS EXPRESS WARRANTY IS IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF ALLSCRIPTS FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE, OR PERFORMANCE OF THE PRODUCTS, INCLUDING THE TOUCHSCRIPT SOFTWARE, OR THE DATABASES.

          9.5. CUSTOMER agrees that its sole remedy for a breach of any warranty granted hereunder shall be as provided in this Section 9, and that in no event shall ALLSCRIPTS' liability hereunder, whether arising out of contract, negligence, strict liability, in tort or warranty, exceed any fees paid by the CUSTOMER for the then current Term.

     10.  NON-DISCLOSURE OF INFORMATION.  CUSTOMER agrees (i) that the
          -----------------------------
TouchScript Software and the other Products are proprietary developments and constitute a valuable work product in the form of trade secrets, know-how and confidential information which is the exclusive property of ALLSCRIPTS or in the case of Microsoft Products and certain databases, either Microsoft or another third party, respectively. CUSTOMER agrees to keep strictly confidential the contents of the Products and to prevent its agents, employees and representatives from disclosing or giving access to the contents thereof to any parties other than other agents, employees and representatives of CUSTOMER whose access to such information is necessary for CUSTOMER to use the Products and who, prior to such disclosure or access, have been notified of the confidentiality obligations with respect thereto. CUSTOMER shall not sell, transfer, publish, disclose, display or otherwise make available the TouchScript Software or any other Product or copies thereof to third parties other than authorized agents, employees and representatives. Without limiting the foregoing, the TouchScript Software and the other Products shall at all times be given protection no less than the CUSTOMER gives its own confidential information. CUSTOMER further agrees not to reproduce, copy or duplicate any part of or all of the TouchScript Software or other Products, except for backup or archival purposes, without the prior written consent of ALLSCRIPTS. CUSTOMER agrees not to copy, modify, sublicense, assign, transfer or resell the Microsoft products or databases supplied by ALLSCRIPTS, in whole or in part. CUSTOMER further agrees not to download/upload such Microsoft products or databases, in whole or in part, or to establish a network or service bureau utilizing such Microsoft products or databases. Such Microsoft products and databases shall only be accessed by one person at one location on one microcomputer unless licensed for additional users listed on the attached Schedule 1. Should any portion of the TouchScript Software or other Products be disclosed, CUSTOMER shall immediately notify ALLSCRIPTS of the circumstances surrounding such disclosure. CUSTOMER shall assist ALLSCRIPTS in the prosecution of any parties who are using the TouchScript Software or the other Products, as the case may be, in violation of this Agreement. CUSTOMER hereby agrees that, due to the unique nature of the TouchScript Software and the other Products, if CUSTOMER refuses or fails fully to honor its obligations hereunder ALLSCRIPTS. Microsoft or the other third party, as applicable, shall suffer irreparable harm, and shall have, in addition to any other rights available to it, the right to obtain temporary or permanent injunctive relief, including but not limited to, specific performance of the confidentiality obligations agreed to herein, without any showing of actual damage or inadequacy of legal remedy. Allscripts shall have access to and use of all information maintained by the TouchScript Software, provided that, except as required by law, as authorized by the patient, or to carry out the purposes of this Agreement, it will not make any patient-identifiable information available to others.

     11.  INDEMNIFICATION.
          ---------------

          11.1.  INDEMNIFICATION BY CUSTOMER. CUSTOMER shall indemnify, save and
                 ---------------------------
          hold ALLSCRIPTS harmless from any liability, damages, loss or expense (including reasonable attorneys' fees) (collectively, "Losses") that ALLSCRIPTS may incur or suffer based on, or arising in any way out of, CUSTOMER'S actual or alleged malpractice, negligence or intentional misconduct, or failure to comply with applicable laws or regulations or breach of any provision of this Agreement.

          11.2.  INDEMNIFICATION BY ALLSCRIPTS. ALLSCRIPTS shall indemnify, save
                 -----------------------------
          and hold CUSTOMER harmless from any Losses (other than Losses arising as a result of any action by CUSTOMER not contemplated herein) arising from the violation of any third party's trade secrets, proprietary information, trademark, copyright or patent rights in connection with the licensing of the TouchScript Software to CUSTOMER hereunder. ALLSCRIPTS may, at its option, conduct and control the defense and all related settlement negotiations in any such third party action arising as described herein and CUSTOMER promises to fully cooperate with such defense. This indemnification is expressly limited to the TouchScript Software delivered to CUSTOMER or as modified by ALLSCRIPTS, and does not cover third party claims arising from other Products or from modifications not made by ALLSCRIPTS. CUSTOMER shall notify ALLSCRIPTS in writing of any infringement or claim of infringement of any patent, trademark, copyright or other proprietary rights of a third party within five (5) business days of the date on which the CUSTOMER first knows or has reason to know of the infringement or claim of infringement. If such a third party claim causes CUSTOMER'S quiet enjoyment and use of the TouchScript Software to be materially disrupted, ALLSCRIPTS shall at its sole option, and as CUSTOMER'S sole remedy therefore, (i) replace the TouchScript Software, without additional charge, with a compatible, functionally equivalent and non-infringing product; (ii) modify the TouchScript Software to avoid the infringement; (iii) obtain a license for CUSTOMER to continue use of the TouchScript Software for the term of this Agreement and pay any fees required to be paid in connection with such license; or (iv) terminate the Software License granted hereunder and return the pro rata portion of the fees paid by CUSTOMER for the TouchScript Software for the then current Term.

     12.  TERM AND TERMINATION.
          --------------------

          12.1.  TERM. All terms and conditions of this Agreement are effective
                 ----
          and binding from the Effective Date set forth on the signature page hereof and, except as otherwise provided in this Agreement, shall remain in effect until terminated as provided in this Section. The Software License granted hereunder shall remain in effect for the initial period (the "TERM") set forth in the attached Schedule 1 and shall be automatically renewed for successive renewal Terms of equivalent duration unless terminated by the CUSTOMER or by ALLSCRIPTS as provided herein.

          12.2.  EVENTS OF TERMINATION.  This Agreement and the Software License
                 ---------------------
granted hereunder shall terminate as follows:

                 12.2.1.  Termination by CUSTOMER for ALLSCRIPTS Breach. If
                          ---------------------------------------------
                 ALLSCRIPTS fails to perform any of the terms, conditions, agreements or covenants in this Agreement on its part to be performed and such default is not curable, or if such default is curable but continues uncured for a period of thirty (30) calendar days after notice thereof has been given to ALLSCRIPTS, CUSTOMER, in its discretion, may terminate this Agreement, and the Software License granted hereunder, by written notice to ALLSCRIPTS;

                 12.2.2.  Termination by ALLSCRIPTS for CUSTOMER Breach. If
                          ---------------------------------------------
                 CUSTOMER fails to perform any of the terms, conditions, agreements, or covenants in this Agreement on its part to be performed and such default is not curable, or if such default is curable but continues uncured for a period of thirty (30) calendar days after notice thereof has been given to CUSTOMER, ALLSCRIPTS, in its discretion, may terminate this Agreement, and the Software License granted hereunder, by written notice to CUSTOMER;

                 12.2.3. Termination on Bankruptcy Events. If either CUSTOMER or
                         --------------------------------
                 ALLSCRIPTS (i) becomes subject to an order for relief under any bankruptcy law or any law for the relief of debtors; (ii) obtains or becomes subject to an order or decree of insolvency under any reorganization liquidation or insolvency law; (iii) makes an assignment for the benefit of creditors; (iv) consents to or suffers the appointment of a receiver or trustee to any substantial part of its assets that is not vacated within thirty (30) calendar days; (v) consents to or suffers an attachment or execution on any substantial part of its assets that is not released within thirty (30) calendar days; or (vi) consents to or suffers a charging order against any of its assets that is not released or satisfied within thirty (30) calendar days; then this Agreement, and the Software License granted hereunder, shall, at the option of the other party, terminate;

                 12.2.4.  Termination at End of Term. Either ALLSCRIPTS or
                          --------------------------
                 CUSTOMER may terminate this Agreement, and the Software License granted hereunder, as of the end of the then-current Term by giving the other party thirty (30) days written notice prior to the end of such Term, provided that CUSTOMER may not terminate this Agreement if CUSTOMER is then in violation of any provision of this Agreement. If ALLSCRIPTS does not receive a written notice of termination from the CUSTOMER prior to the end of a Term, CUSTOMER shall be deemed to have renewed this Agreement, for one (1) additional Term.

          12.3.  EFFECT OF TERMINATION.  Upon termination of this Agreement:
                 ---------------------

                 12.3.1. All amounts which are payable to ALLSCRIPTS in accordance with this Agreement shall be paid promptly by CUSTOMER, and if this Agreement is terminated by ALLSCRIPTS pursuant to Section 12.2.2 or 12.2.3, all fees and other sums to become due hereunder for the balance of the then-current Term shall become immediately due and payable.

                 12.3.2. Any Equipment purchased by CUSTOMER from ALLSCRIPTS shall remain the property of CUSTOMER and amounts owed to ALLSCRIPTS for such Equipment shall become immediately due and payable.

                 12.3.3. CUSTOMER, at its own risk and expense, will immediately return the Products to ALLSCRIPTS, including the TouchScript Software and all copies (including backup and archival) of the TouchScript Software and the Microsoft products and databases supplied by ALLSCRIPTS hereunder, in the same condition as when delivered, ordinary wear and tear excepted, at such location as ALLSCRIPTS shall designate. Continued use of the Microsoft products and/or databases supplied by ALLSCRIPTS hereunder, the TouchScript Software or any information contained therein or supplied under this Agreement after expiration or termination is expressly prohibited.

                 12.3.4. Termination of this Agreement shall not affect either party's rights under Section 11 hereof.

     13.  THIRD PARTY PAYERS.
          ------------------

          If CUSTOMER wishes to accept prescription cards issued by third party payers or other intermediaries and participate as a provider to participants in health care plans covered by such cards, CUSTOMER shall execute and deliver the Third Party Payer Addendum to this Agreement set forth as Exhibit A.
              ---------

     14.  MISCELLANEOUS.
          -------------

          14.1.  Governing Law.  This Agreement shall be governed by and
                 -------------
          construed in accordance with the internal laws of the State of Illinois.

          14.2.  Amendment and Waivers.  Any term or provision of this Agreement
                 ---------------------
          may be amended or waived only by a writing signed by the party to be bound thereby. The failure of either party at any time to require performance by the other party of any provision of this Agreement shall in no way affect the right of such party to require performance of that provision. Any waiver by either party of any breach of any provision of this Agreement shall not be construed as a waiver of any continuing or succeeding breach of such provision, or waiver of the provision itself, or a waiver of any right under this Agreement, and shall not create an expectation of non-enforcement of that or any other right.

          14.3.  Binding Upon Successors and Assigns.  Subject to, and unless
                 -----------------------------------
          otherwise provided in this Agreement, each and all of the covenants, terms, provisions and agreements contained herein shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto; provided, however, that this Agreement shall not be assigned, delegated, or otherwise transferred without the prior written consent of the other party, which consent shall not be unreasonably withheld; except that ALLSCRIPTS may, without the consent of CUSTOMER, transfer this Agreement in connection with the assignment or transfer of substantially all of its software products and intellectual property rights to another entity.

          14.4.  Severability.  If any one or more of the provisions of this
                 ------------
          Agreement should be ruled wholly or partly invalid or unenforceable by a court or other government body of competent jurisdiction, then: (i) the validity and enforceability of all provisions of this Agreement not ruled to be invalid or unenforceable shall be unaffected; (ii) the effect of the ruling shall be limited to the jurisdiction of the court or other government body making the ruling; (iii) the provision(s) held wholly or partly invalid or unenforceable shall be deemed amended, and the court or other government body is authorized to reform the provision(s), to the minimum extent necessary to render them valid and enforceable in conformity with the parties' intent as manifested herein; and (iv) if the ruling and/or the controlling principle of law or equity leading to the ruling, is subsequently overruled, modified or amended by legislative, judicial or administrative action, then the provision(s) in question as originally set forth in this Agreement shall be deemed valid and enforceable to the maximum extent permitted by the new controlling principle of law or equity.

          14.5.  Other Remedies.  Except as otherwise provided herein, any and
                 --------------
          all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

          14.6.  Notice and Communications.  All notices, requests, demands and
                 -------------------------
          other communications provided for hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered in person;
          (ii) given by facsimile or other instantaneous electronic transmission device; (iii) sent by Federal Express or other nationally-recognized overnight delivery service, charges paid by the sender, or (iv) deposited in the United States mail, first class, registered or certified, return receipt requested, with proper postage prepaid, as follows:

          If to CUSTOMER, to:      The address set forth on Schedule 1
                                                            ----------

          If to ALLSCRIPTS, to:    Allscripts, Inc.
                                   Attn.:  Chief Financial Officer
                                   2401 Commerce Drive
                                   Libertyville, Illinois 60048

          Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

          14.7.  Relationship Between Parties.  CUSTOMER and all physicians
                 ----------------------------
          employed by CUSTOMER or providing services to the practice/clinic named herein shall perform all professional and other services under this Agreement as independent contractors, and shall be free to exercise their own judgment on all questions of professional practice. CUSTOMER acknowledges that pharmaceutical recommendations made by the TouchScript Software are suggestions only and not designed to replace sound medical judgment.

          14.8.  Pronouns.  All pronouns and any variations thereof shall be
                 --------
          deemed to refer to them as masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

          14.9.  Further Assurances.  Each party agrees to cooperate fully with
                 ------------------
          the other party and to execute such further instruments, documents and agreements, and to give such further written assurances as may be reasonably requested by any other party, to better evidence and reflect the transactions described herein and contemplated hereby, and to carry into effect the intents and purposes of this Agreement.

          14.10. Force Majeure.  Neither ALLSCRIPTS nor CUSTOMER shall be
                 -------------
          deemed to be in default if performance of the obligations required by this Agreement is delayed or becomes impossible because of any Act of God, war, earthquake, fire, strike, catastrophic accident, civil commotion, epidemic, act of government, its agencies or officers or any other legitimate cause beyond the reasonable control of the parties.

          14.11. Counterparts.  This Agreement may be executed in separate
                 ------------
          counterparts, each of which so executed and delivered shall constitute an original, but all such counterparts shall together constitute one and the same instrument. Any such counterpart may comprise one or more duplicates or duplicate signature pages, any of which may be executed by less than all of the parties, provided that each party executes at least one such duplicate or duplicate signature page. The parties stipulate that a photocopy of an executed original shall be admissible in evidence for all purposes in any proceeding or between the parties.

          14.12. Entire Agreement.  This Agreement and the Schedules and
                 ----------------
          Exhibits hereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto and thereto. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, ALLSCRIPTS SHALL NOT BE BOUND BY ADDITIONAL PROVISIONS OR PROVISIONS AT VARIANCE HEREWITH THAT MAY APPEAR IN THE CUSTOMER'S ACKNOWLEDGEMENT, PURCHASE ORDER, OR IN ANY OTHER COMMUNICATION FROM CUSTOMER TO ALLSCRIPTS.

     INTENDING TO BE LEGALLY BOUND, the parties hereto have executed this Agreement as of the Effective Date as set forth below.

ALLSCRIPTS, INC.                    CUSTOMER
                                    Name of Customer:_______________________


By:__________________________       By:_____________________________________

Print Name:__________________       Print Name:_____________________________

Title:_______________________       Title:__________________________________

                                    Effective Date:_________________________

                                ALLSCRIPTS, INC.
                      TouchScript Master License Agreement
                            SCHEDULE 1 - SALES ORDER

 This Schedule 1 is an addendum to, and subject to, the Master License Agreement between Customer and Allscripts.

 CUSTOMER:

_______________________________________________________________________________
 Name

________________________________________________________________________________
 Address

_______________________________________________________________________________
 City, State, Zip                         Phone            Fax

_______________________________________________________________________________
 Name

_______________________________________________________________________________
 Address

_______________________________________________________________________________
 City, State, Zip                         Phone            Fax

 A. SOFTWARE LICENSE: TERM _____________ MONTHS(12 MONTHS MINIMUM) BEGINS AT THE TIME OF INSTALLATION

 The fee listed below is payable in advance at the beginning of each month.

_______________________________________________________________________________
 PRODUCT    PRODUCT DESCRIPTION  SINGLE/MULTI USER   # OF WORK     MONTHLY FEE*
 NUMBER                                              STATION
_______________________________________________________________________________
           TOUCHSCRIPT LICENSE FEE
_______________________________________________________________________________

 * Plus $.65 for each script entered per month above ________, payable in arrears at the end of each month.

 B.    HARDWARE/EQUIPMENT(Check One):
             ________ PURCHASE (payable 1/2 at the signing of this agreement and
                      1/2 delivery)
             ________ THIRD PARTY LEASE

_______________________________________________________________________________
 QUANTITY   PRODUCT NUMBER   PRODUCT DESCRIPTION    PURCHASE PRICE  MONTHLY FEE
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

 C.    IMPLEMENTATION (Check One):
             ________ PURCHASE (payable 1/2 at the signing of this agreement and
                      1/2 on delivery)
             ________ THIRD PARTY LEASE

_______________________________________________________________________________
 QUANTITY   PRODUCT NUMBER   PRODUCT DESCRIPTION    PURCHASE PRICE  MONTHLY FEE
_______________________________________________________________________________
                             IMPLEMENTATION
_______________________________________________________________________________
                             DATA CAPTURE
_______________________________________________________________________________

 D.    OTHER
_______________________________________________________________________________
 QUANTITY   PRODUCT NUMBER   PRODUCT DESCRIPTION    PURCHASE PRICE  MONTHLY FEE
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

 ALLSCRIPTS, INC.                       CUSTOMER

 _____________________________          _____________________________________
 SIGNATURE                              SIGNATURE

 _____________________________          _____________________________________
 PRINT NAME                             PRINT NAME

 _____________________________          _____________________________________
 TITLE               DATE               TITLE                       DATE

[LOGO]                        LEASE PRESCRIPTION


Practice Name:___________________________________ Business Phone:______________

Address:__________________________ City:_______________ St:________ Zip:_______

Speciality:________________ Time in Practice:________ Corp.[_] Prop.[_] Part [_]
                                                                   Non Profit[_]

Doctors full legal name: (List full legal name, title and current address)

Name:_____________________________ Title:______________ SS#______. _____. _____.

Address:_______________________ City:__________________ St:_________ Zip:_______

Name:____________________________ Title:_______________ SS#______. _____. _____.

Address:_______________________ City:__________________ St:_________ Zip:______


BANK REFERENCE:

Bank:__________________________ Telephone#:_______________ Contact:____________

Checking Acct.#:_______________ Loan#:__________________ EQ Coat:______________

Equipment:______________________________________________ Terms/Program:________

I hereby authorize Roackford Industries, Inc., to make a complete credit check on our company and principals of the same as individuals and to relate this information to others as necessary to acquire credit approval. I also authorize this above banks and references to release any information that may be requested by_______ Rockford Industries, Inc. I certify this statement is true and correct. Rockford Industries, Inc. 1851 East First Street, Bath Floor, Santa Ana, Ca, 92705. 1(800) 876-7788 - Fax (714) 547-3889...

Signature______________________ Title_______________________________ Date______

                                ALLSCRIPTS, INC.
                           THIRD PARTY PAYER ADDENDUM
                 EXHIBIT A - REQUIRED TO ACCEPT INSURANCE CARDS

This Exhibit A is an addendum to, and subject to, the Master License Agreement between Customer and Allscripts.

                                R E C I T A L S:
                                ---------------

     1. Allscripts has developed a national network of physicians who are able to dispense pharmaceuticals from their offices to their patients, and Customer is part of this network. Allscripts has entered, and intends to enter into, agreements with Third Party Payers (as defined herein) who adjudicate pharmaceutical claims on behalf of Plan Sponsors (as defined herein) for persons who are participants in the Health Benefit Plans (as defined herein) of such Plan Sponsors (an "Eligible Person").

     2. Agreements between Allscripts and Third Party Payers ("Payer Contracts") contemplate that Allscripts will enter into this Addendum with providers who wish to provide Pharmacy Services (as defined herein) to Eligible Persons pursuant to the terms and conditions that are established by each Third Party Payer.

     3. Customer wishes to provide Pharmacy Services to Eligible Persons pursuant to the terms and conditions of this Addendum.

     4. This Addendum is a part of the Master License Agreement and together with the Master License Agreement embodies the rights and obligations of Allscripts and Customer.

     NOW, THEREFORE, in consideration of the mutual premises contained herein and other valuable consideration, receipt of which is hereby acknowledged, Allscripts and Customer agree as follows:

     1.   Definitions.
          -----------

     "Accepted Third Party Payer" shall mean a Third Party Payer who has issued
      --------------------------
Prescription Cards to Eligible Persons to whom Customer agrees to provide Pharmacy Services in accordance with this Addendum.

     "Allscripts Manual" shall mean the Allscripts Prescription Card Policy and
      -----------------
Procedure Manual as published by Allscripts and as modified, supplemented or amended from time to time.

     "Co-Pay" shall mean the amount an Eligible Person must pay at the time
      ------
Pharmacy Services are provided. This amount is determined by the terms of the Health Benefit Plan in which the Eligible Person is a participant and may be a dollar or percentage amount or a combination of the two, and may include a front-end deductible amount.

     "Dispensed Product" shall have the meaning given to it in Section 3 hereof.
      -----------------

     "Eligible Person" shall have the meaning given to it in Recital Number 1
      ---------------
above.

     "Health Benefit Plan" shall mean the plan or health insurance maintained by
      -------------------
a Plan Sponsor that provides for reimbursement to an Eligible Person for Pharmacy Services.

     "Payer Contracts" shall have the meaning given to it in Recital Number 2
      ---------------
above.

     "Pharmacy Services" shall mean the dispensing of any pharmaceutical
      -----------------
products or medications to an Eligible Person pursuant to a prescription or otherwise in accordance with law, except for those pharmaceutical products or medications that may be limited or excluded for a particular Eligible Person by Third Party Payers.

     "Plan Sponsor" shall include but not be limited to insurance companies,
      ------------
health maintenance organizations, employers, employer groups, preferred provider organizations and other payers of Pharmacy Services under Health Benefit Plans.

     "Provider Agreement" shall mean the standard pharmacy or provider agreement
      ------------------
that each Third Party Payer requires a pharmacy or other pharmaceutical provider to enter into with the Third Party Payer to establish the terms and conditions that such pharmacy or provider must follow in order to provide Pharmacy Services to Eligible Persons who participate in Health Benefit Plans administered by such Third Party Payer and shall include all enrollment forms, manuals and other schedules or exhibits prepared by the Third Party Payer which set forth certain standards and requirements that must be met and fulfilled by each pharmacy or provider in connection with providing Pharmacy Services to Eligible Persons.

     "Provider Number" shall mean the medical practice identifier assigned by
      ---------------
the National Council for Prescription Drug Programs ("NCPDP") to Customer.

     "Service Level" shall mean, with respect to each Third Party Payer, the
      -------------
networks, reimbursement levels, programs or other levels of service offered by such Third Party Payer in which Allscripts has agreed to participate.

     "Third Party Payments" shall have the meaning given to it in Section 3
      --------------------
hereof.

     "Third Party Payer" shall mean a pharmacy benefit manager, Plan Sponsor or
      -----------------
other person or entity that has agreed to pay, or process the payment, for claims made under Health Benefit Plans for Pharmacy Services rendered to Eligible Persons and with whom Allscripts has entered into a Payer Contract.

     2.   Services
          --------

               2.1  Service Level.  Allscripts shall enter into a Payer Contract
                    -------------
          with each Third Party Payer pursuant to which Allscripts will, among other things, select the Service Levels in which it agrees to participate and make available to Customer. Allscripts shall furnish Customer with a form of the Provider Agreement furnished by each Accepted Third Party Payer and provide Customer with all modifications, supplements and other amendments to each such Provider Agreement, as such modifications, supplements and amendments are furnished to Allscripts by such Accepted Third Party Payer.
          Allscripts shall advise Customer of the dispensing fee applicable to each Service Level selected by Allscripts and Customer shall participate in each Service Level selected by Allscripts unless Customer notifies Allscripts in writing that it elects not to participate in any one or more of such Service Levels. Customer agrees to provide Pharmacy Services to all Eligible Persons participating in the Service Levels Customer has accepted. Customer agrees that Allscripts may change the Service Levels in which it agrees to participate with regard to each Third Party Payer and that Allscripts retains the right, in its sole discretion, to terminate Customer's participation in any Service Level agreed to by Customer.

               2.2  Terms of Service.  Customer agrees to provide Pharmacy
                    ----------------
          Services to Eligible Persons in accordance with the terms and conditions of the Allscripts Manual and the terms and conditions of the applicable Provider Agreement, as each may be modified, supplemented or amended from time to time. If the terms of the Allscripts Manual and the terms of the applicable Provider Agreement are in conflict, Customer agrees to advise Allscripts of such conflict, but, except as provided in the next sentence, the terms of the applicable Provider Agreement shall control. Notwithstanding the foregoing, Customer agrees to the payment terms in Section 3 hereof.

     3.   Payment.  Customer hereby appoints and constitutes Allscripts to
          -------
receive all payments from Third Party Payers for Pharmacy Services rendered pursuant to this Addendum (the "Third Party Payments"). Customer shall accept the terms and dispensing fee set forth in each Payer Contract. Allscripts shall reimburse Customer in the amounts and manner set forth on Annex 1 of this Addendum, which Annex 1 can be modified upon thirty (30) days prior notice to Customer. Customer agrees that it is not entitled to receive any payment or credit set forth on Annex 1 (and if received, that Allscripts may reverse the payment or credit) with respect to each pharmaceutical or product dispensed (a "Dispensed Product") (a) in a manner that failed to comply with, or was prohibited or limited by, the Allscripts Manual or applicable Provider Agreement and (b) as a result of such noncompliance, Allscripts does not receive the Third Party Payment (or with respect to which the Third Party Payer successfully claims a repayment obligation from Allscripts) and, in such event, Customer shall not be relieved of its obligation to pay Allscripts the amounts owing under the invoice relating to such Dispensed Product(s). Customer agrees that it will not receive any payment or credit as a result of a Third Party Payment received by Allscripts relating to a Dispensed Product that was not purchased from Allscripts.

     Customer further agrees that in no event, including but not limited to Allscripts' failure to receive the Third Party Payment, will Customer charge, collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against, any Eligible Person with respect to Dispensed Products other than the collection of the applicable Co-Pay amount relating to such Dispensed Product(s).

     Allscripts cannot and does not warrant or represent that Dispenser will have any particular level of profit from providing Prescription Dispensing Services to any Eligible Person under the terms of this Agreement.

     4.   Disqualified Claims.  Under the Payer Contract, Allscripts has agreed
          -------------------
that Third Party Payers may seek recovery against Allscripts or may deduct from future payment obligations to Allscripts, amounts that represent improper claims where Customer provided Pharmacy Services contrary to the terms of the Allscripts Manual or the applicable Provider Agreement. Customer acknowledges that in such event Third Party Payers may have rights to proceed directly against Customer to recover amounts claimed by the Third Party Payer.

     5.   Service Statement.  Customer shall transmit claims to the Third Party
          -----------------
Payer in accordance with the provisions of the Allscripts Manual and the Provider Agreement for the applicable Third Party Payer for each product dispensed to Eligible Persons. Claims shall be submitted not later than fourteen (14) days from the date of said service. Prior to the last to occur of
(i) thirty (30) days of receipt by Allscripts of said claim or (ii) receipt of the Third Party Payment with respect to such claim, Allscripts shall issue a credit to Customer, in accordance with Section 3 hereof, for each valid claim.

     6.   Prescription Cardholder Identification.  Eligible Persons entitled to
          --------------------------------------
prescription benefits will be furnished a Prescription Card. Customer agrees to require each Eligible Person requesting Pharmacy Services to present a Prescription Card and agrees to comply with the eligibility verification procedures as outlined in the Allscripts Manual and the applicable Provider Agreement.

     7.   Pharmacy Service.   Customer shall lawfully render or cause to be
          ----------------
rendered to Eligible Persons such Pharmacy Services to which such Eligible Person is entitled under the terms of the Eligible Person's Health Benefit Plan and which the Customer routinely makes available to its fee-for-service patients. All pharmaceuticals shall be dispensed in compliance with all federal, state and local laws, and in compliance with the Allscripts Manual and the applicable Provider Agreement.

     8.   Collection of Deductible.  If required by the Third Party Payer,
          ------------------------
Customer shall collect from Eligible Persons the amount of the applicable Co-Pay designated by the Third Party Payer prior to providing to Eligible Persons any of the Pharmacy Services to which such Eligible Person is or may be entitled.

     9.   Credentialing.  Customer agrees to provide Allscripts with the
          -------------
necessary information required to complete any credentialing process required to be completed by Allscripts under the terms of any Payer Contract or by NCPDP.

     10.  Records.  Customer shall maintain for a minimum of three (3) years (or
          -------
longer as required by state or federal law or if required by an applicable Provider Agreement) after the respective record is created, all claims, invoices and other records as described in the Allscripts Manual and in the applicable Provider Agreement with respect to Pharmacy Services rendered to Eligible Persons pursuant to this Addendum. Allscripts shall have the right at reasonable times to inspect all such records of Customer, but Allscripts shall not assume any liabilities as a result of such inspection. Customer acknowledges that each Accepted Third Party Payer shall have a right to inspect such records relating to Pharmacy Services provided to Eligible Persons participating in the Health Benefit Plan of, or administered by, such Third Party Payer.

     11.  Non-Liability.  Customer shall indemnify, save and hold Allscripts and
          -------------
each Accepted Third Party Payer harmless from any liability, damages, loss or expense (including reasonable attorney fees) as a result of the Customer's actual or alleged malpractice, negligence or intentional misconduct, or failure to comply with any applicable laws or regulations, or with policies and procedures included in the Allscripts Manual or the Provider Agreement of such Accepted Third Party Payer. Customer shall indemnify, save and hold each Accepted Third Party Payer harmless from any liability as a result of the failure to receive payment or credit from Allscripts for any Pharmacy Services provided to Eligible Persons pursuant to this Addendum.

     12.  Third Party Beneficiary.  Each Accepted Third Party Payer is expressly
          -----------------------
intended to be a third party beneficiary of this Addendum to the extent necessary to exercise the rights of Third Party Payers contemplated by Section 3, 10 and 11 hereof.

     13.  Termination.  Unless otherwise provided in the applicable Provider
          -----------
Agreement, Provider may elect to terminate its participation with any one or more Third Party Payers by giving Allscripts 75 days prior written notice. This Addendum shall terminate upon termination of the Master License Agreement. Allscripts may terminate this Addendum on thirty days prior notice to Customer.

     IN WITNESS WHEREOF, each party has executed and delivered this Addendum the day and year set forth below its signature.


ALLSCRIPTS, INC.                    CUSTOMER
                                    Name of Customer:_______________________

By:__________________________       By:_____________________________________

Print Name:__________________         Print Name:___________________________

Title:_______________________         Title:________________________________

Date:________________________         Date:_________________________________

                                ALLSCRIPTS, INC.
                           THIRD PARTY PAYER ADDENDUM
                        ANNEX 1 - PROVIDER REIMBURSEMENT


This Annex 1 is an annex to, and subject to, the THIRD PARTY PAYER ADDENDUM between Customer and Allscripts.

Allscripts will establish both an "Invoice Price" and a "Managed Care Price" for each pharmaceutical or other product supplied to the Dispenser. Allscripts will bill the "Invoice Price" to the Dispenser when the product is shipped and will be paid by the Dispenser in accordance with Allscripts standard payment terms.

If Dispenser provides to an Eligible Person a pharmaceutical or other product that is adjudicated through the TouchScript system and is to be paid for by a Health Benefit Plan, Allscripts will credit the Dispenser for (1) the full reimbursement paid to Allscripts by the Third Party Payer, plus (2) an amount equal to the difference between the then current "Invoice Price" and the then current "Managed Care Price" for the pharmaceutical or other product dispensed.



ALLSCRIPTS, INC.                    CUSTOMER
                                    Name of Customer:_______________________

By:__________________________         By:___________________________________

Print Name:__________________         Print Name:___________________________

Title:_______________________         Title:________________________________

Date:________________________         Date:_________________________________

                                ALLSCRIPTS, INC.
                        PHARMACEUTICAL SUPPLY AGREEMENT

SUMMARY TERMS AND CONDITIONS

TERMS
 . With pre-approved credit, application regular invoice terms are net 30 days.
  Unpaid balances after 30 days from the date of shipment shall bear interest at the rate of 1 1/2% (one and one-half percent) per month (18% per annum) until paid.

CREDIT
 . Acceptance of any order is subject to final approval of Allscripts' Credit
  Department and no order will be binding on Allscripts until so approved. In case of doubt arising at any time as to purchaser's financial responsibility, shipments may be suspended until satisfactory assurances are received.

SHIPPING
 . The cost of shipping will be borne by the Customer.
 . Minimum opening order must be in excess of $100.
 . A handling charge of $5.00 will be added to orders of less than 20 prescriptions, which do not exceed a total cost of $100.00.

RETURNS
 . Allscripts will accept and pay freight on items shipped in error and items, which are defective or damaged in transit. Claims must be authorized by Customer Service within ten (10) days of receipt. Damaged, defective or missing products will be replaced without charge.

 . Products will be accepted for return within sixty (60) days after shipment, provided such products are unopened, in clean salable condition and have remaining minimum shelf life of six (6) months, and have been stored at all times by Customer in accordance with the manufacturer's label instructions. A Customer Service representative must authorize all returns, and the freight will be charged to the Customer. All returns are subject to inspection for proper prior authorization and for damage to the label, container and tamper-evident seal; all returns, except those resulting from a mutual decision by Customer and Allscripts to replace a formulary medication with a different Allscripts product, are subject to a twenty-five percent (25%) inspection and restocking charge, plus freight.

 . All cabinets, supplies, made to order or special-purchase products are not returnable, except as claimed above as defective or damaged in transit.

 . No credit will be issued for any unauthorized returns.

 . Allscripts is not responsible for products damaged by improper storage and handling or damage due to fire, flood or other catastrophe. In addition, credit will not be issued on products which have been involved in bankruptcy or which have been discontinued by Allscripts.

HOW TO PROCESS RETURNS

 . Contact one of Allscripts' Customer Service Representatives via the 800 number. They will ask for a signed certificate attesting to the fact that all products being returned were stored at all times in accordance with the manufacturer's label instructions, and on receipt of same will authorize the return and issue a Return Goods Authorization (RGA) number, which must accompany returned goods. Your account will be credited following inspection of returned goods. Allscripts' Receiving Department will refuse any unauthorized returns. No credit will be issued for any unauthorized return.

INDEMNIFICATION

 . Indemnification by Customer. Customer shall indemnify, save and hold
  ---------------------------
  Allscripts harmless from any liability, damages, loss or expense (including reasonable attorneys' fees) (collectively, "Losses") that Allscripts may incur or suffer based on, or arising in any way out of, Customer's actual or alleged malpractice, negligence or intentional misconduct, or failure to comply with applicable laws or regulations or violation of any provision of this Agreement.

 . Indemnification by Allscripts.  Allscripts shall indemnify, save and hold
  -----------------------------
  Customer harmless from any Losses arising from any claim, demand, action or proceeding initiated by any third party based upon any loss resulting from or occasioned by the improper repackaging or relabeling of any pharmaceutical by Allscripts.

 . Allscripts shall not be liable for any consequential, exemplary or incidental damages suffered by the Customer for Allscripts' failure or delay in performance, including but not limited to such failure or delay caused by government regulations, inability to maintain or obtain proper licensing, delays in transportation, material shortages, accidents or other problems.

TAXES
 . Customer shall reimburse Allscripts for all taxes, excises or other charges that may be established or levied by any federal, state, county, municipal or other government authority to which this sale may be subject.

DEFAULT IN PAYMENT

 . In the event Customer fails to make payment for products delivered by Allscripts, Customer agrees to pay Allscripts' collection agency/attorney fees in any collection proceeding. Customer agrees that it is subject to the jurisdiction of the Circuit Court of the 19/th/ Judicial District, Lake County, Illinois, in any litigation arising out of its business relationship with Allscripts.

ALLSCRIPTS, INC.                    CUSTOMER
                                    Name of Customer:_______________________


By:__________________________       By:_____________________________________

Print Name:__________________       Print Name:_____________________________

Title:_______________________       Title:__________________________________

Date:________________________       Date:___________________________________

                           LIMITED POWER OF ATTORNEY
                           -------------------------


     The undersigned, _________________________, hereby appoints Allscripts, Inc. as attorney-in-fact of the undersigned to act for it and in its name solely to do all or any of the following:

     1. To sign, seal, execute, deliver and/or acknowledge, and to bind the undersigned pursuant to, all contracts, agreements and other documents and instruments (collectively, the "Agreements") with pharmacy benefit managers and other third party payors (collectively, "Payors") as are required by any Payor for such Payor to accept pharmaceutical claims from the undersigned, and which Agreements may include an agreement on the part of the undersigned to accept such Payor's reimbursement rate with respect to such pharmaceutical claims; and

     2. To execute all necessary instruments to carry out and perform any of the powers stated above, and to do any other acts requisite to carrying out such powers.

     Any party to whom this Power of Attorney is presented is hereby authorized to honor, receive and give effect to all instruments signed pursuant to the foregoing authority and the undersigned will indemnify and save each such party harmless from any loss suffered, or liability incurred by it in acting in good faith in accordance with this Power of Attorney, prior to its receipt of written notice of any termination of this Power of Attorney, whether such termination is by operation of law or otherwise.

     Neither Allscripts, Inc. nor any attorney-in-fact substituted under this power shall incur any liability to the undersigned for acting or refraining from acting under this power, except for such attorney's own willful misconduct or gross negligence.

     Any reproduced copy of this signed original shall be deemed to be an original counterpart of this Power of Attorney.

     This Power of Attorney is governed by Illinois law.

     This Power of Attorney shall terminate upon receipt by Allscripts, Inc. from the undersigned of a written notice of revocation of this Power of Attorney. The undersigned shall have the right to revoke this Power of Attorney at any time.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this _____ day of __________, 199__.


                            _________________________________________
                            [Name of Provider]

[X] New  [_] Change  ASEP Provider Number _____________________ Date __________

Contact/Name __________________________________________________________________


ASEP FEES: $50.00 NEW PROVIDER SITE . ANNUAL RENEWAL FEE OF $50.00, INVOICED
(60) DAYS PRIOR TO YOUR RENEWAL DATE. NOTE: NON-PAYMENT OF THIS RENEWAL INVOICE WILL RESULT IN THE TERMINATION OF YOUR ASEP PROVIDER NUMBER.

==============================================================================
PROVIDER NAME/LOCATION: (attach copy DEA License, State Medical License and State Disp. Permit #)
 Primary Physician Name
 Location Name (DBA)
 Address
 Address                                  ________________________________
 City                             State           ZIP Code
 Phone                            FAX
 DEA License #                    State Dispensing Permit #
 State License #                  Federal Tax ID #

===============================================================================
 INSURANCE CARRIER: (attach copy)
 Carrier Name
 Policy Type                            Policy Amount  $

===============================================================================
PHARMACEUTICAL VENDOR:
Vendor Name   ALLSCRIPTS, INC.

 Vendor Insurance  HARTFORD POLICY # 10CCSSS8720

===============================================================================
SOFTWARE VENDOR:
 Vendor Name ALLSCRIPTS, INC.

 Software Application    TOUCHSCRIPT

===============================================================================
STATEMENT:
The applicant agrees to notify in writing, all companies regarding the ASEP provider number, of any changes in address, licensing, or software vendor registration immediately and no later than five (5) working days after the changes have been made.

Signature  _________________________________  Date _________________________


Print Name  ________________________________  Title ________________________

===============================================================================
INTERNAL USE ONLY:
 Entered by  _______________________________  Date _________________________


Approved by _______________________________   ASEP Provider number__________